Share based compensation (Tables)	12 Months Ended
Dec. 31, 2023
Share based compensation
Schedule of the number and weighted average exercise prices of options

		Weighted-	Weighted-
	Number of	average	average grant
	options	exercise price	date fair value
		RMB	RMB
Outstanding as of 1 January 2022	1,270,445	0.007	28.01
Vested during the year (note)	(1,270,445)
Outstanding as of 31 December 2022	—	—	—

Schedule of assumptions used to determine fair value of share options

Risk free interest rate	2.2%
Expected dividend yield	0
Expected volatility	57.87%
Exercise multiples	2.2
Contractual life	10

Schedule of share options outstanding and weighted average remaining contractual life

Share options as of
Grant date	Expiry date	Exercise price	31 December 2023

1 June 2019	31 May 2029	US$0.001	—
Weighted average remaining contractual life of options outstanding at end of period:			Not applicable

Performance Incentive Plan was approved by the board of directors in September 2019. On July 29, 2022, the Company issued 1,927,793 new ordinary shares to certain employees, representing an aggregate 2.0% of the total number of outstanding ordinary shares, at nil consideration in accordance with the Performance Incentive Plan.

A warrant that grants Seefar Global Holdings Limited the right to purchase from the Company 4,655,386 ordinary shares was issued by the Company to Seefar Global Holdings Limited pursuant to the Shareholders Agreement dated July 2022 on the date of Closing (as defined August 2023).

2,698,870 ordinary shares exercisable at any time after the first anniversary of the closing date under the warrant issued to Seefar Global Holdings Limited and 1,956,516 of which have been purchased upon the exercise of Seefar Global Holdings Limited on August 2023.